SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 15, 2003


                   Farmer Mac Mortgage Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-80805           52-1779791
   (State or Other Jurisdiction     (Commission       (I.R.S. Employer
       of Incorporation)            File Number)     Identification No.)


      1133 21st Street, N.W.                          20036
         Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

        Registrant's telephone number, including area code (202) 872-7700

                                    No Change

          (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            20.71 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series Farmer Mac II Trust 2000-A, Series Farmer Mac II Trust 2001-A and Series Farmer Mac II Trust 2002-A Statement to Certificateholders, dated 4/15/03.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President



Dated:  April 17, 2003

                                EXHIBIT INDEX



Exhibit No.                      Description                           Page No.


20.71                     Statement to Certificateholders






                                    EX-20.71
                        Statement to Certificateholders



                              Farmer Mac II
                  AMBS Payment Disclosure File Description


--------------------------------------------------------------------------------
Begin    End     Len    Format     Description
--------------------------------------------------------------------------------
   1       6       6    X(6)       Pool Number
--------------------------------------------------------------------------------
   8      16       9    X(9)       Pool Cusip
--------------------------------------------------------------------------------
  18      25       8    MMDDCCYY   Distribution Date
--------------------------------------------------------------------------------
  27      32       6    MMCCYY     Collection Period
--------------------------------------------------------------------------------
  34      42       9    9V9(8)     Ending Pool Balance Factor:The factor,rounded
                                   to 8 decimal places,  equal to (a) the sum of
                                   the unpaid principal balance  of  the related
                                   loans as of end of the related     Collection
                                   Period  divided by (b) the   Original    Pool
                                   Balance
--------------------------------------------------------------------------------
  44      53      10    9(8)V99    Ending Pool Balance: An  amount  equal to (a)
                                   the Ending  Pool Balance Factor times (b) the
                                   Original Pool Balance
--------------------------------------------------------------------------------
  55      61       7    99V9(5){%} Beginning  Loan  WAC:  The  weighted  average
                                   coupon of the underlying loans as of the last
                                   day of the prior Collection Period
--------------------------------------------------------------------------------
  63      69       7    99V9(5)9   Ending  Loan WAC: The weighted average coupon
                            {%}    of the underlying loans as of the last day of
                                   the current Collection Period
--------------------------------------------------------------------------------
  71      77       7    99V9(5){%} Pass-Through Rate:  The rate equal to (a) the
                                   interest  payment  divided  by (b) the ending
                                   pool balance times (c) 12.
--------------------------------------------------------------------------------
  79      87       9    9V9(8)     Interest Payment Factor:  The factor, rounded
                                   to  8  decimal  places,  equal   to  (a)  the
                                   interest  payment  amount  distributed on the
                                   Distribution Date divided by (b) the Original
                                   Pool Balance
--------------------------------------------------------------------------------
  89      97       9    9V9(8)     Principal Payment Factor: The factor, rounded
                                   to  8   decimal  places,  equal  to  (a)  the
                                   principal  payment  amount distributed on the
                                   Distribution Date divided by (b) the Original
                                   Pool Balance
--------------------------------------------------------------------------------
  99     107       9    9V9(8)     Unscheduled  Prin Factor: The factor, rounded
                                   to 8 decimal places, equal to (a) the portion
                                   of   the   principal   distributed   on   the
                                   Distribution Date that is   attributable   to
                                   unscheduled  principal divided   by  (b)  the
                                   Original Pool Balance
--------------------------------------------------------------------------------
 109     117       9    9V9(8)     Prepayment Penalty Factor:The factor, rounded
                                   to   8  decimal  places,  equal  to  (a)  the
                                   prepayment penalty  amount distributed on the
                                   Distribution Date divided by (b) the Original
                                   Pool Balance
--------------------------------------------------------------------------------
 119     126       8    MMDDCCYY   Current  Loan  WAM Date: The weighted average
                                   remaining  term to maturity of the underlying
                                   loans as of the end of the Collection Period.
--------------------------------------------------------------------------------
 128     135       8    MMDDCCYY   Current Loan WARAT Date: The weighted average
                                   remaining amortization term of the underlying
                                   loans as of the end of the Collection Period.
--------------------------------------------------------------------------------
 137     139       3    999        Current  Loan WALA: The weighted average loan
                                   age (in months) of the underlying loans as of
                                   the end of the Collection Period
--------------------------------------------------------------------------------
 141     143       3    999        Current  Loan Count: The number of underlying
                                   loans with an unpaid  principal balance as of
                                   the end of the Collection Period.
--------------------------------------------------------------------------------
 145     152       8    MMDDCCYY   First Distribution Date
--------------------------------------------------------------------------------
 154     161       8    MMDDCCYY   Final Distribution Date:As of the Issue Date,
                                   the last expected Distribution Date.
--------------------------------------------------------------------------------
 163     172      10    9(8)V99    Original Pool Balance: The pool balance as of
                                   the Issue Date.
--------------------------------------------------------------------------------
 174     174       1    X          Payment Frequency Indicator: The frequency of
                                   pool payments, which is monthly ("M")
--------------------------------------------------------------------------------
 176     180       5    99V999{%}  Cut-off  Date  Loan WAC: The weighted average
                                   coupon  of  the  underlying  loans  as of the
                                   Cut-off date.
--------------------------------------------------------------------------------
 182     189       8    MMDDCCYY   Cut-off  Date  Loan  WAM  Date:  The weighted
                                   average maturity date of the underlying loans
                                   as of the Cut-off Date.
--------------------------------------------------------------------------------
 191     198       8    MMDDCCYY   Cut-off  Date  Loan  WARA  Date: The weighted
                                   average date  to  which  the underlying loans
                                   will be amortized as of the Cut-off Date.
--------------------------------------------------------------------------------
 200     202       3    999        Cut-off  Date Loan WALA: The weighted average
                                   loan age (in months) of the  underlying loans
                                   as of the Cut-off Date.
--------------------------------------------------------------------------------
 204     206       3    999        Cut-off   Date  Loan  Count:  The  number  of
                                   underlying loans as of the Cut-off Date.
--------------------------------------------------------------------------------


#A 200304 04172003 Periodic Payment Disclosure - EDG2     Ver: 01
                                              Ending Pool      Ending      Beginning     Ending         Pass       Interest
  Pool     Pool     Distribution  Collection    Balance         Pool         Loan         Loan         Through      Payment
 Number    CUSIP       Date         Period      Factor        Balance         WAC         WAC           Rate        Factor
 ------  ---------   --------     --------    ----------   --------------  ----------  ----------    ----------   ----------
 2000-A  31315NEN0    4/15/03       2/2003     0.62999631   $43,338,372.68  9.74786550  9.74776084    4.91795411   4.08119010
 2001-A  31315NEP5    4/15/03       2/2003     0.77080556   $ 8,858,531.51  8.69340129  7.55550752    6.54704078   5.43388778
 2002-A  31315NEW0    4/15/03       2/2003     0.98173359   $15,111,575.11  6.39296689  6.39333776    2.51039027   2.09014362

#A 200304 04172003 Periodic Payment Disclosure - EDG2     Ver: 01
  Principal   Unscheduled    Prepayment      Current    Current      Current    Current      First         Final       Original
   Payment       Prin         Penalty         Loan       Loan         Loan       Loan    Distribution   Distibution      Pool
   Factor       Factor         Factor       WAM Date   WARAT Date     WALA       Count       Date           Date        Balance
  ---------    ----------    ----------     --------   ----------     ----      -------  ------------   -----------  --------------
  0.00264043       0             0           2/7/2019   2/25/2019      45         38        4/1/00      12/15/39     $68,791,470.38
  0.00311784       0             0          7/28/2024   7/28/2024      54         13       9/15/01       6/15/30     $11,492,563.00
  0.00086813       0             0         10/23/2021  10/23/2021      34          3       3/15/02       2/15/27     $15,392,745.00

#A 200304 04122003 Periodic Payment Disclosure - EDG2     Ver: 01
    Payment    Cut-off     Cut-off       Cut-off      Cut-off      Cut-off
   Frequency  Date Loan   Date Loan     Date Loan    Date Loan    Date Loan
   Indicator    WAC         WAM           WARA         WALA         Count
   ---------  --------    --------     ----------    ---------    ---------
      M       8.876       8/31/2018     9/17/2018       343          54
      M       8.790       7/17/2024     7/17/2024        34          15
      M       6.174       11/6/2021     11/6/2021        21           4